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                                                                    Exhibit 10.4


                               SECURITY AGREEMENT
                               ------------------

DATED AS OF:      February 20, 2002

DEBTOR:           Genesis Financial, Inc.
                  200 North Mullan Road, Suite 217
                  Spokane, WA 99206, and

SECURED PARTY:    Temporary Financial Services, Inc.
                  200 North Mullan Road, Suite 213
                  Spokane, Washington 99206

1. GRANT OF SECURITY INTEREST. Debtor hereby grants to Secured Party a continuing security interest in the following described property of Debtor, and any additions, attachments and accessions thereto and all products and proceeds thereof, together with all guarantees, liens and securities in connection therewith (collectively, the "Collateral"):

                  All assets, including: All inventory, accounts, accounts receivable, chattel paper, documents, instruments, contract rights, real estate loans held for resale, insurance proceeds, trademarks, tradenames and other general intangibles, furniture, fixtures, equipment, and all proceeds thereof, now owned and hereafter acquired.

2.       OBLIGATIONS SECURED
         2.1 The security interest granted hereby is to secure payment of a Warehousing Line of Credit Promissory Note dated February, 2002 (the "Note") and performance of all liabilities and obligations of Debtor to Secured Party of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including but not limited to indebtedness and obligations with respect to LENDER agreements, notes, advances, letters of credit, acceptances, foreign exchange contracts, suretyships, guaranties, endorsements, and checks drawn with non-sufficient funds, together with any and all extensions, renewals and modifications thereof (collectively, "Obligations"), and whether or not any Obligation is related to any other Obligation by class or kind or is contemplated by the parties at the time this Security Agreement is executed.
         2.2 In addition to the provisions of Section 2.1, the Obligations secured hereunder shall include all amounts payable by Debtor to Secured Party under this Security Agreement and all amounts paid or liabilities incurred by Secured Party in connection with protecting or enforcing its rights under this Security Agreement, including but not limited to amounts described in Sections 12, 13, 16 and 20.8, and interest on any such amounts at the interest rate established in the Note.

3. PURCHASE MONEY SECURITY INTEREST. If Debtor at any time acquires any Collateral with the proceeds of any advance from Secured Party, Debtor authorizes Secured Party to disburse proceeds in the amount of the purchase price of such Collateral directly to, or Debtor shall remit such proceeds directly to, the seller of such Collateral. Secured Party shall have both a purchase money security interest and a non-purchase money security interest under the Uniform Commercial Code in such Collateral.

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4.       TITLE;  ADVERSE LIENS.  Debtor warrants that Debtor is and shall be the lawful owner of the Collateral, free of all adverse liens, encumbrances and security interests except as previously disclosed in writing to Secured Party, with the right to sell, assign, pledge, transfer, and grant a security interest therein. Except as expressly permitted hereunder, or under the Agreement dated as of January 25, 2002, between Debtor and Secured Party (hereinafter referred to as the "Investment Agreement") Debtor shall not sell, assign, pledge, transfer or grant a security interest in any of the Collateral to any person other than Secured Party. Debtor shall defend all Collateral against the claims and demands of all persons.

5. CORPORATE STATUS AND AUTHORITY. (i) Debtor is duly organized and existing under the laws of Washington and is duly qualified and in good standing in every other state or jurisdiction in which it is doing business; and (ii) the execution, delivery, and performance hereof are within Debtor's corporate powers and have been duly authorized, and are not in contravention of law or the terms of Debtor's charter, bylaws or other incorporation papers, or of any indenture, agreement or undertaking to which Debtor is a party or by which it is bound.

6. PERMITS AND LICENSES. Debtor has and shall keep in force all licenses, permits and authorizations necessary to the proper conduct of its business in any state or jurisdiction in which Debtor conducts business, and shall promptly obtain all such additional licenses, permits and authorizations as hereafter may become necessary for such purposes.

7. PLACES OF BUSINESS AND CERTAIN LOCATIONS. The street address of Debtor's chief executive office from which Debtor manages the main part of its operation, keeps all Collateral, and all records concerning accounts, contract rights, and chattel paper is shown above. If Debtor
         (i) has one or more places of business at any location other than its chief executive office or (ii) keeps Collateral or records concerning accounts, contract rights and chattel paper at any location other than its chief executive office, such other locations, including the address of the servicing agent, will be provided to Secured Party by written notice within seven days of the date use of such other location commences.

8. CHANGE OF NAME, STRUCTURE AND LOCATION. Without the prior written consent of Secured Party, Debtor shall not (i) merge or consolidate with or into any person, or (ii) remove any Collateral from the state(s) or jurisdiction(s) indicated in this Security Agreement. Without limiting the foregoing, Debtor shall give Secured Party at least 30 days prior written notice of any change of Debtor's name, identity or corporate structure and any addition to, change in or discontinuance of its mailing address, its business locations, and any locations concerning the Collateral as indicated in this Security Agreement.

9. IDENTIFICATION AND DELIVERY OF COLLATERAL; COLLATERAL REPORTS. Debtor shall mark and identify all Collateral and all books and records pertaining to the Collateral as required by Secured Party. Debtor shall deliver to Secured Party at Secured Party's request, all original instruments, documents and title documents, leases, contracts, securities, licenses, records, and other chattel paper (together with any related certificates of title) included in the Collateral, each assigned or endorsed as Secured Party may require, and all original and duplicate invoices representing sales and delivery of goods or performance of services (each of which shall bear and assignment stamp acceptable to Secured Party) together with evidence of delivery as may be required by Secured Party. Debtor shall deliver to Secured Party at Secured Party's request such reports concerning the Collateral on such dates and in such detail as Secured

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         Party  from  time to time  may  require.  The  value  of all  inventory reflected on the reports shall be the lesser of cost or market value.

10. FINANCIAL AND OTHER INFORMATION. Debtor shall furnish to Secured Party from time to time such financial statements and other financial data as Secured Party may require, each in form and detail acceptable to
         Secured Party. Debtor warrants that all information concerning the Collateral, all financial statements, balance sheets and other financial data, and all other information furnished by Debtor to Secured Party are, or at the time furnished shall be, accurate and correct in all material respects and as complete as necessary to give Secured Party true and accurate knowledge of the subject matter. All financial information furnished by Debtor to Secured Party shall be prepared in accordance with generally accepted accounting principles consistently applied.

11. INSPECTIONS. Debtor shall at all reasonable times allow Secured Party by or through its nominees (i) to examine and inspect the Collateral;
         (ii) to verify the Collateral directly with applicable third parties such as account debtors or by any other methods; and (iii) to examine, inspect and take extracts from Debtor's books and records.

12. USE AND ADVERSE LIENS. Debtor shall not use or permit the Collateral to be used in violation of any law or regulation, waste or destroy the Collateral, or permit anything to be done that may impair the value of the Collateral. Debtor shall promptly pay when due all taxes and assessments on the Collateral, or for its use or operation, and shall keep the Collateral free from any adverse lien, security interest or encumbrance. At its option, Secured Party may discharge taxes, liens, security interests or encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral, and Debtor shall pay to Secured Party on demand all such amounts.

13. INSURANCE. Unless expressly waived by Secured Party, Debtor shall provide, maintain and deliver to Secured Party policies insuring the Collateral against loss or damage by such risks, in such form and amount, for such periods and by such companies as may be satisfactory to Secured Party. All policies of insurance shall include a standard loss payable endorsement and such other endorsements as Secured Party may request. If Debtor fails to obtain such insurance, Secured Party shall have the right, but not the obligation, to obtain such insurance and Debtor shall pay to Secured Party on demand the cost thereof. Secured Party is hereby appointed Debtor's attorney-in-fact to obtain, adjust, settle and cancel such insurance in Secured Party's sole discretion. Debtor hereby assigns to Secured Party all rights to receive proceeds of insurance to the full extent of the amount of all Obligations secured hereunder, directs any insurer to pay all proceeds directly to Secured Party, and authorizes Secured Party to endorse any check for proceeds.

14. POSSESSION, USE AND SALE OF COLLATERAL. Until default, Debtor may retain possession of all Collateral composed of equipment and fixtures and may use them in any lawful manner not inconsistent with the terms and conditions of this Security Agreement. Debtor shall not sell, lease, transfer or otherwise dispose of any interest in any such Collateral without the prior written consent of Secured Party. Until default, Debtor may use any Collateral composed of inventory in any lawful manner not inconsistent with the terms and conditions of this Security Agreement and the Investment Agreement, and may consume any raw materials and supplies comprising such Collateral as may be necessary to carry on Debtor's business. Debtor may also sell such Collateral but only in the ordinary course of business. A sale in the ordinary course of

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         business  does not include a transfer in bulk or as security  for or in total or partial satisfaction of a money debt.

15. COLLECTION OF ACCOUNTS. Subject to the following sentence, Debtor shall make collections from the account debtors on all Collateral composed of accounts, chattel paper and general intangibles as directed by Secured Party. Secured Party may before or after any default hereunder without prior notice to Debtor, and Debtor shall at Secured Party's request and in such form as Secured Party may require, notify the account debtors that the Collateral has been assigned to and payment thereon shall be made directly to Secured Party.

16. FINANCING STATEMENTS; FURTHER ASSURANCE. At Secured Party's request, Debtor shall execute and pay the costs of filing one or more financing statements and any other documents required by the Uniform Commercial Code or other applicable laws or regulations. A carbon, photographic or other reproduction of this Security Agreement or of any related financing statement shall be sufficient as a financing statement. At the request of Secured Party, Debtor shall do, make, execute and deliver all such additional and further acts, deeds, assurances and instruments as Secured Party from time to time may require to more completely vest in and assure to Secured Party its rights hereunder and in or to the Collateral, all at Debtor's expense. Secured Party hereby is appointed Debtor's attorney-in-fact with power to do all acts and things which Secured Party may deem necessary to perfect and continue perfected its security interest in the Collateral, and to protect the Collateral. Without the prior written consent of Secured Party, Debtor shall not grant a security interest in the Collateral to any person other than Secured Party, and shall not allow any financing statement or other security instrument covering Collateral or its proceeds to be on file in any public office.


17. EVENTS OF DEFAULT. Time is of the essence of this Security Agreement. The occurrence of any of the following shall, at the discretion of Secured Party, be an Event of Default hereunder:
         17.1 Default in the payment or performance of any Obligation, in any covenant or liability contained or referred to herein, in the Agreement and/or Addenda thereto, in any note, or in any other agreement between Debtor and Secured Party;
         17.2 Any warranty, representation or statement (including but not limited to financial statements) made or furnished to Secured Party by or on behalf of Debtor or any guarantor of any of the Obligations ("Guarantor") proves to have been false in any material respect when made or furnished;
         17.3 Any indebtedness of Debtor under any note, indenture, agreement, undertaking or obligation of any kind to any person, including Secured Party, becomes due by acceleration or otherwise and is not paid;
         17.4 Default by Debtor under any lease or other arrangement whereby Debtor occupies, or stores Collateral in, any premises owned by any person other than Debtor;
         17.5 Any default under any security agreement or other instrument executed by any person which secures any of the Obligations or under any guaranty of any Guarantor;
         17.6 Any guaranty of any Guarantor shall cease to be, or shall be asserted by any person not to be, in full force and effect;
         17.7 Loss, theft, damage, destruction, sale (except as expressly permitted under this Security Agreement) or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon;
         17.8 Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, entry


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                  of any judgment  against or the commencement of any proceeding under any bankruptcy or insolvency laws by or against, Debtor, and Guarantor or any surety for Debtor, or failure of Debtor, any Guarantor or any such surety to provide Secured Party with financial information promptly when requested;
         17.9 Sale, transfer, or other disposition of all or a substantial part of the assets of Debtor or any Guarantor other than in the ordinary course of business;
         17.10 Interruption or cessation of a material portion of Debtor's ordinary business operations;
         17.11    Secured   Party  in  good  faith   believes   the   Collateral
                  inadequate, unsafe, or in danger of misuse;
         17.12 Secured Party deems itself insecure with respect to repayment of any of the Obligations.

18. RIGHTS AND REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, Secured Party at its option and not withstanding any time or credit allowed by any instrument evidencing any Obligation or related thereto, may without notice declare any and all Obligations immediately due and payable and terminate any commitment to extend credit to Debtor. In such event, Secured Party shall have all the rights and remedies provided herein and in all other instruments or writings, executed by Debtor or any other person in connection with the Obligations, and as otherwise provided by law. Without limiting the foregoing, Secured Party may do any one or more of the following: (i) enter upon any premises where the Collateral may be located and remove therefrom the Collateral, and with respect to accounts, may remove any records which Secured Party deems necessary for collection thereof;
         (ii) require Debtor to assemble the Collateral and make it available to Secured Party at a place designated by Secured Party; and (iii) establish a field warehouse under the control of Secured Party on Debtor's premises and place the Collateral therein. Secured Party in its sole discretion, without notice and without bringing suit on the Obligations, may apply for and secure appointment of a receiver, receiver-manager, or receiver and manager ("receiver") for the undersigned to take possession of Debtor's business and the Collateral, and the incomes, rents and proceeds thereof. Debtor hereby expressly waives any requirement that Secured Party or the receiver post a bond upon such appointment. Any receiver appointed by Secured Party, so far as concerns responsibility for its acts, shall be deemed the agent of the undersigned and not of Secured Party. All Secured Party's rights and remedies, whether evidenced hereby or by any other agreement, instrument or writing shall be cumulative and may be exercised singularly or concurrently.


19. ADDITIONAL SECURITY AND COLLATERAL AGREEMENT. As additional security and collateral for the Obligations, Debtor hereby grants to Secured Party a security interest in all instruments, documents, notes, bills of exchange, title or documents of title, policies and certificates of insurance, securities, stock certificates, bonds, goods, accounts receivable, deposits, choses in action, chattel paper, cash, property and the proceeds thereof (whether or not the same are Collateral hereunder) owned by Debtor or in which Debtor has an interest, which now or hereafter are at any time in the possession or control of Secured Party at any of its offices or in transit by mail or carrier to or from Secured Party or in the possession of any third party acting in Secured Party's behalf, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party has conditionally released the same, shall constitute additional security and collateral for the Obligations and may at any time be collected, negotiated, sold, assigned, set off or applied against any Obligations which are then due whether by acceleration or otherwise.


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20.      GENERAL
         20.1     Nothing   contained  in  this  Security   Agreement  shall  be
                  construed to obligate Secured Party to extend credit to Debtor, or enter into any foreign exchange contracts or other contracts of any nature with Debtor.
         20.2 Without notice to Debtor and without diminishing or affecting Secured Party's rights or Debtor's obligations hereunder, Secured Party may deal in any manner with any person who at any time is liable for, or provides any real or personal property collateral for (i) any of the Obligations; or (ii) any obligations constituting Collateral. Without limiting the foregoing, Secured Party may, in its sole discretion: (a) provide secured or unsecured credit to Debtor; (b) agree to any number of waivers, modifications, extensions and renewals of any length of any Obligations and of any obligations constituting Collateral; (c) impair, release (with or without substitution of new collateral) and fail to perfect a security interest in, any collateral provided by any person, whether with respect to the Obligations or any obligations constituting Collateral; (d) sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.
         20.3 This Security Agreement and all rights and liabilities hereunder and in and to any and all Obligations and Collateral or other security shall inure to the benefit of Secured Party and its successors and assigns, and shall be binding upon Debtor and its successors and assigns.
         20.4 If at any time or times by assignment or otherwise Secured Party transfers any Obligations and Collateral or other security therefor, the transferee shall become vested with Secured Party's rights and powers hereunder with respect to the Obligations, Collateral and other security transferred, whether or not specifically referred to in the transfer. To the extent that Secured Party retains any Obligations and Collateral or other security therefor, Secured Party's rights and powers hereunder shall continue with respect thereto.
         20.5 Secured Party shall not be deemed to have waived any of Secured Party's rights hereunder or under any other agreement, instrument or writing signed by Debtor unless such waiver be in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion.
         20.6 Any demand upon or notice to Debtor that Secured Party may give shall be effective when served personally or deposited in the mails or by facsimile or courier addressed to the address shown above, such other address as may be designated in writing to Secured Party from time to time, or to any address at which Secured Party customarily communicates with Debtor.
         20.7     If there is more than one Debtor hereunder,  all references to
                  "Debtor" shall mean all or any one or more of them.
         20.8     Whether or not litigation or arbitration is commenced,  Debtor shall pay to Secured Party on demand any and all costs and expenses reasonably incurred or expended by Secured Party in the repossession, protection, storage, maintenance, and liquidation of any Collateral and other security, in the collection or attempted collection of the Collateral and in protecting and enforcing the rights of Secured Party hereunder, including such additional sums as any court or arbitrator(s) shall adjudge reasonable as attorney fees, including but not limited to costs and attorney fees incurred in any appellate proceeding, proceeding under the bankruptcy code or receivership.
         20.9 This Security Agreement shall be effective when signed by Debtor and delivered to Secured Party.


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         20.10    Whenever there is no outstanding  Obligation and no commitment on the part of Secured Party under any agreement which might give rise to an Obligation, Debtor may terminate this Security Agreement by notice in writing delivered to Secured Party at the office of Secured Party to which this Security Agreement was delivered. Prior to such termination, this shall be a continuing agreement in every respect.
         20.11 Even if this Security Agreement and any security interest granted herein has been terminated in whole or in part (pursuant to Section 20.9 or otherwise), if any payment or
                  other   transfer   to   Secured   Party  on   account  of  any
                  Obligation(s) is avoided or set aside under any applicable bankruptcy, insolvency or fraudulent conveyance law or law for the relief of debtors or on any other basis, or if Secured Party in its sole discretion consents in good faith to any such avoidance or set aside, such Obligation(s) and the security interest granted herein shall be deemed to continue or be reinstated to the extent of such payment or transfer.
         20.12 Any disputes claims, counterclaims, and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this Security Agreement, or breach thereof, shall be settled by arbitration in accordance with the rules of the American Arbitration Association or any organization which is the successor thereto, and judgment upon the award rendered pursuant to such arbitration may be rendered in any court having jurisdiction thereof. The fees and expenses of any arbitration shall be borne by the losing party. The prevailing party shall be entitled to recover from the losing party the expenses of its witnesses and reasonable
                  attorney  fees.  If  either  party   institutes  any  judicial
                  proceeding relating to this Security Agreement, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, each has the right before, during, and after any arbitration to exercise any number of the following remedies, in any order or concurrently: (i) setoff;
                  (ii) self-help repossession; (iii) judicial or non-judicial foreclosure against real or personal property collateral; and
                  (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery and replevin.
         20.13    This Security Agreement shall be governed by and construed and
                  enforced  in  accordance   with  the  laws  of  the  State  of
                  Washington without regard to conflict of law principles. Any legal action taken in connection with this Security Agreement shall be commenced in Spokane, Washington, and the parties agree that they will be subject to the jurisdictions of the Courts of Spokane County, Washington.
         20.14 If anything in this Security Agreement is held to be illegal, then only that portion is void and not the entire Security Agreement.
         20.15 Secured Party shall use ordinary reasonable care in the physical preservation and custody of the Collateral in its possession, but shall have no other obligation to protect the Collateral or its value, and in particular, Secured Party shall have no responsibility for the collection or protection of any income on the Collateral; preservation of rights against parties thereto or against third persons; ascertaining
                  any  maturities,   calls,  conversions,   exchanges,   offers,
                  tenders, or similar matters relating to any of the Collateral; nor for informing the undersigned with respect to any of the above, whether or not Secured Party has or is deemed to have knowledge thereof. The undersigned hereby waives presentment, protest, demand, or notice of non-payment to the undersigned, or to any maker, endorser, surety, guarantor, or other person who is a party to any of the Collateral, and agrees that
                  Secured   Party   shall  have  no   obligations   to  commence
                  litigation, notify debtor or take any other action to prevent the running of any statute of limitations. Further, the undersigned waives presentment, protest, demand, or notice of
                  non-payment   to  the   undersigned  of  any  portion  of  the
                  indebtedness  and Secured

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Warehousing Line of Credit Promissory Note
 Exhibit C - Security Agreement                                      Page 7 of 8

                  Party may grant an extension of time to or renew any obligation of the undersigned or any one or more of them, or exchange or release any Collateral or other security without first obtaining the consent of the undersigned.

21. AGREEMENT AND ADDENDA. This Security Agreement supports and backs the Warehousing Line of Credit Promissory Note dated as of February 20, 2002.

                 Signed and Delivered to Secured Party as of the day and year first written above.

GENESIS FINANCIAL, INC.


/S/ MICHAEL A. KIRK
-------------------------------
MICHAEL A. KIRK, PRESIDENT

ATTEST:


/S/ DOUGLAS B. DURHAM
-------------------------------
DOUGLAS B. DURHAM, CHAIRMAN


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Warehousing Line of Credit Promissory Note
 Exhibit C - Security Agreement                                      Page 8 of 8